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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
          Date of Report (Date of earliest event reported) May 1, 2000

                                 Leapnet, Inc.

(Exact name of registrant as specified in its charter)

         Delaware                      000-20835                 36-4079500
(State or other jurisdiction    (Commission file number)       (IRS Employer
     of incorporation)                                       Identification No.)

420 West Huron Street, Chicago, Illinois                            60610
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code              (312) 528-2400

N/A
(Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.  OTHER EVENTS

Not applicable.
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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

Effective May 1, 2000, the Board of Directors of Leapnet, Inc. (the "Company") approved the change of the Company's fiscal year end from January 31 to December
31. The Company intends to file a transition report on Form 10-Q with respect to the transition period from May 1 - June 30, 2000 by August 14, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LEAPNET, INC.

Date:  June 12, 2000                    /s/ Robert C. Bramlette
                                       ----------------------------
                                            Robert C. Bramlette
                                            Chief Legal Officer